January 28, 2026
Summary Prospectus

Vanguard Government Securities Active ETF
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard Government Securities Active ETF Shares (VGVT)
The Fund’s statutory Prospectus and Statement of Additional Information dated January 28, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Government Securities Active ETF (the “Fund”) seeks to provide a moderate and sustainable level of current income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses[1]	0.10%
1
The expense information shown in the table reflects estimated amounts for the current fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years
$10	$32
This example does not include the brokerage commissions that you may pay to buy and sell ETF shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period from July 7, 2025, to September 30, 2025, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing primarily in U.S. government and agency securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities.

The Fund may purchase bonds of any maturity. At a minimum, all bonds purchased by the Fund will be rated investment-grade. Investment-grade bonds are those rated the equivalent of Baa3 or higher by Moody’s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor.

The Fund may invest in To Be Announced (“TBA”) mortgage-backed securities or in derivatives such as options, futures contracts, or swap agreements.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:

• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund invests in bonds. As a result, the Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Prepayment Risk. Certain bonds are subject to risks associated with prepayment. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before the maturity date). Prepayment of bonds held by the Fund would result in the Fund losing any price appreciation above the amount repaid. In addition, because prepayments occur more frequently in low interest rate environments, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• TBA Mortgage-Backed Securities. A TBA transaction represents an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price at a future date, but does not specify the particular security to be delivered. TBA transactions are subject to the risk that the values of the mortgage-backed securities that the Fund has agreed to purchase will decline prior to the settlement date or that the counterparty will not deliver the securities as promised.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
• ETF Share Trading. The Fund’s ETF shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF shares (including through a trading halt), as well as other factors, may result in ETF shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The Fund has not been in operation long enough to report a full calendar-year return. Performance information is available on our website at vanguard.com/performance.
Investment Advisor

The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
John Madziyire, CFA, Portfolio Manager at VCM. He has co-managed the Fund since its inception in July 2025.
Nathan Persons, Portfolio Manager at VCM. He has co-managed the Fund since its inception in July 2025.
Brian W. Quigley, CFA, Portfolio Manager at VCM. He has co-managed the Fund since its inception in July 2025.
Purchase and Sale of Fund Shares
ETF shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF shares cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Vanguard Government Securities Active ETF Shares—Fund Number V050
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP V050 012026